                                 AMENDMENT NO. 2

     AMENDMENT dated as of December 19, 2001 to the Amended and Restated Credit
Agreement dated as of November 5, 1999 (as amended, the "CREDIT AGREEMENT")
among UNIVERSAL CITY DEVELOPMENT PARTNERS, LP (the "BORROWER"), the BANKS party thereto (the "BANKS") and JPMORGAN CHASE BANK (formerly known as The Chase
Manhattan Bank successor by merger to Morgan Guaranty Trust Company of New
York), as Administrative Agent and as Collateral Agent.

                                   WITNESSETH:

     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein;

     NOW THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to
"hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

     SECTION 2. Change in Fiscal Year-End. (a) The last paragraph of Section
5.01 of the Credit Agreement is hereby amended to read in its entirety as follows:

               The Borrower will not change its fiscal year from a period of four fiscal quarters (based on a 52/53 week year) ending on the last
         Saturday of each December or the first Saturday of January; provided that the Borrower may change its fiscal year with the prior written approval of the Administrative Agent if the Administrative Agent is
         satisfied that such change will have no substantive effect on the requirements of Section 5.19 or any other provision of this Agreement.

     (b) Section 2.08(c)(iii) of the Credit Agreement is hereby amended to read in its entirety as follows:

               (iii) For the fiscal year ending FQE 6/01 and for the period of two consecutive fiscal quarters ending FQE 12/01, the Borrower shall prepay the Term Loans in an aggregate principal amount equal to 75% of the Excess Cash Flow for such fiscal year or such period as follows:
         (A) 50% shall be paid no later than 120 days following the last day of such fiscal year or such period and (B) 50% shall be paid no later than the end of the third subsequent fiscal quarter following the last day of such fiscal year or such period. Beginning with the fiscal year ending FQE 12/02, the Borrower shall prepay the Term Loans in an aggregate principal amount equal to 75% of the Excess Cash Flow for such fiscal year as follows: (A) 50% shall be paid no later than 120 days following the last day of such fiscal year and (B) 50% shall be paid no later than the end of the third fiscal quarter of the next succeeding fiscal year. The Borrower shall include a calculation of
         Excess Cash Flow for the fiscal year ending on FQE 6/01, the period of two consecutive fiscal quarters ending FQE 12/01 and each fiscal year ending on or after FQE 12/02 in the certificate accompanying the
         Borrower's related financial statements pursuant to Section 5.01(c), and shall give the Administrative Agent not less than three Euro-Dollar
         Business Days' notice of each prepayment required pursuant to this paragraph.

     (c) The proviso to Section 5.20(a)(i) of the Credit Agreement is amended in its entirety to read as follows:

               provided that 100% of net cash proceeds of any sales of assets
         (other than (A) sales permitted by clause (w) above and (B) sales for aggregate net cash proceeds not exceeding $1,000,000 in any fiscal year or $500,000 for the two consecutive fiscal quarters ending FQE 12/01)
         shall substantially simultaneously with the receipt thereof by the
         Borrower be applied as an optional prepayment of the Term Loans.

     SECTION 3. Restriction on Fundamental Changes; Purchases and Sale of
Assets. Section 5.20(a) of the Credit Agreement is amended by the addition of the following new subsection (iii):

               (iii) The Borrower may, on or after January 1, 2002, enter into a transaction or series of transactions of merger solely for the purpose of changing its state of formation from the State of Delaware to the
         State of Florida, provided that the surviving entity of any such transaction or series of related transactions shall enter

                                       2

         into an instrument of assumption in form and substance reasonably satisfactory to the Administrative Agent pursuant to which it shall have assumed the obligations of the Borrower under the Loan Documents and shall have provided such legal opinions and other documentation as the Administrative Agent may reasonably request in connection therewith.

     SECTION 4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     SECTION 5. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 6. Effectiveness. This Amendment shall become effective on the date of receipt by the Administrative Agent from each of the Borrower and the
Required Banks of a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent)
that such party has signed a counterpart hereof.

     SECTION 7. Effect of Amendment. Except as expressly amended by this
Amendment, the provisions of the Credit Agreement remain in full force and effect.

                                       3

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date above written

                  UNIVERSAL CITY DEVELOPMENT PARTNERS, LP, a
                  Delaware limited partnership

                  By: UNIVERSAL CITY FLORIDA HOLDING CO. II, a
                      Florida general partnership, its general partner

                              By: UNIVERSAL CITY PROPERTY
                                  MANAGEMENT COMPANY II, a
                                  Delaware corporation, a general partner

                                  By: /s/ Michael J. Short
                                      -----------------------------------------
                                  Title:  Executive Vice President and Chief
                                          Financial Officer

                              By: BLACKSTONE UTP CAPITAL
                                  PARTNERS A L.P., a Delaware general
                                  partnership, a general partner

                              By: BLACKSTONE MEDIA
                                  MANAGEMENT ASSOCIATES III L.L.C.,
                                  a Delaware limited
                                  liability company, its general partner

                                  By: /s/ Neil Simpkins
                                      -----------------------------------------
                                      Title: Member

                         By:  BLACKSTONE UTP CAPITAL PARTNERS L.P.,
                              a Delaware general partnership, a general partner
                         By:  BLACKSTONE MEDIA MANAGEMENT
                              ASSOCIATES III L.L.C., a Delaware limited
                              liability company, its general partner

                              By: /s/ Neil Simpkins
                                  ----------------------------
                                  Title:   Member

                         By:  BLACKSTONE UTP OFFSHORE CAPITAL
                              PARTNERS L.P., a Delaware general partnership, a
                              general partner
                         By:  BLACKSTONE MEDIA MANAGEMENT
                              ASSOCIATES III L.L.C., a Delaware limited
                              liability company, its general partner

                              By: /s/ Neil Simpkins
                                  ----------------------------
                                  Title:   Member

                         By:  BLACKSTONE FAMILY MEDIA
                              PARTNERSHIP III L.P., a Delaware general
                              partnership, a general partner
                         By:  BLACKSTONE MEDIA MANAGEMENT
                              ASSOCIATES III L.L.C., a Delaware limited
                              liability company, its general partner

                              By: /s/ Neil Simpkins
                                  ----------------------------
                                  Title:   Member

                                    JPMORGAN CHASE BANK (formerly known as The
                                    Chase Manhattan Bank successor by merger to
                                    Morgan Guaranty Trust Company of New York)

                                    By: /s/ James W. Peterson
                                        ---------------------------------
                                        Title: Vice President

                                    BANK OF AMERICA, N.A.

                                    By: /s/ Thomas J. Kane
                                        ---------------------------------
                                        Title: Principal

                                    THE BANK OF NOVA SCOTIA

                                    By: /s/ M. Van Otterloo
                                        ---------------------------------
                                        Title: Managing Director

                                    FIRST UNION NATIONAL BANK

                                    By: /s/ Joe Mynatt
                                        ---------------------------------
                                        Title: Vice President

                                    BANK OF MONTREAL

                                    By: /s/ Karen Klapper
                                        ----------------------------
                                        Title: Director

                                    HSBC BANK PLC

                                    By: /s/ Gary M. Lindsey
                                        ----------------------------
                                        Title: Manager, Structured Finance

                                    ROYAL BANK OF CANADA

                                    By: /s/ Sheryl L. Greenberg
                                        ----------------------------
                                        Title: Senior Manager

                                    NATIONAL WESTMINSTER BANK PLC

                                    By:
                                        ----------------------------
                                        Title:

                                 THE INDUSTRIAL BANK OF JAPAN,
                                 LIMITED

                                 By:
                                     --------------------------------
                                     Title:

                                 CREDIT SUISSE FIRST BOSTON

                                 By: /s/ Mark E. Gleason
                                     --------------------------------
                                     Title:   Director

                                 By: /s/ David W. Kratovil
                                     --------------------------------
                                     Title:   Director

                                 GENERAL ELECTRIC CAPITAL
                                   CORPORATION

                                 By:
                                     --------------------------------
                                     Title:

                                 THE FUJI BANK, LIMITED

                                 By: /s/ Thomas W. Boylan
                                     --------------------------------
                                     Title: Vice President & Senior Team Leader

                                    THE ROYAL BANK OF SCOTLAND PLC

                                    By:
                                        -----------------------------------
                                        Title:

                                    THE SANWA BANK LIMITED

                                    By: /s/ Laurance J. Bressler
                                        -----------------------------------
                                        Title:   SVP and Group Co-Head

                                    THE TORONTO-DOMINION BANK

                                    By: /s/ Alva J. Jones
                                        -----------------------------------
                                        Title:   Mgr. CR Admin.

                                    WESTDEUTSCHE LANDESBANK
                                    GIROZENTRALE, NEW YORK BRANCH

                                    By:
                                        -----------------------------------
                                        Title:

                                    By:
                                        -----------------------------------
                                        Title:

                                    CITIBANK, N.A.

                                    By: /s/ Elizabeth H. Minnella
                                        -----------------------------------
                                        Title: Director

                                    DRESDNER BANK AG, NEW YORK
                                    AND GRAND CAYMAN BRANCHES

                                    By: /s/ Brian K. Schneider
                                        -----------------------------------
                                        Title: Associate

                                    By: /s/ Michael S. Greenberg
                                        -----------------------------------
                                        Title: Associate

                                    THE SUMITOMO BANK, LIMITED

                                    By:
                                        -----------------------------------
                                        Title:

                                    ABN AMRO BANK, N.V. NEW YORK BRANCH

                                    By: /s/ Frances Logan
                                        -----------------------------------
                                        Title: Senior Vice President

                                    By: /s/ Shilpa Parandekar
                                        -----------------------------------
                                        Title: Assistant Vice President

                                    BNP PARIBAS

                                    By: /s/ Ola Anderssen
                                        -----------------------------------
                                        Title: Director

                                    By: /s/ Ben Todres
                                        -----------------------------------
                                        Title: Director, Media & Telecom Finance

                                    CIBC INC.

                                    By: /s/ Dominic Sorresso
                                        -----------------------------------
                                        Title: Executive Director

                                    KBC BANK N.V.

                                    By:
                                        -------------------------------------
                                        Title:

                                    By:
                                        -------------------------------------
                                        Title:

                                    LANDESBANK BADEN-WURTTEMBERG

                                    By: /s/ Jurgen Behrens
                                        -------------------------------------
                                        Title: Senior Vice President

                                    By: /s/ Nicola Hahn
                                        -------------------------------------
                                        Title: Vice President

                                    THE MITSUBISHI TRUST AND BANKING
                                    CORPORATION

                                    By: /s/ Hiroyuki Tsuru
                                        -------------------------------------
                                        Title: Deputy General Manager

                                    THE SAKURA BANK, LIMITED

                                    By:
                                        -------------------------------------
                                        Title:

                                    BANKERS TRUST COMPANY

                                    By:
                                        -------------------------------------
                                        Title: